UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2022

 UNIQUE FABRICATING, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Standard Parkway
Auburn Hills,	Michigan	48326
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (248) 853-2333
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.001 per share	UFAB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
On December 9, 2022, Citizens Bank, National Association, as Agent for the Lenders under the Amended and Restated Credit Agreement dated November 8, 2018 with Unique Fabricating NA, Inc. and Unique Intasco Canada, Inc., as Borrowers (the “Credit Agreement”), as amended most recently by the Waiver and Ninth Amendment thereto (the “Ninth Amendment”), agreed to extend the date, provided in the Ninth Amendment, from December 9, 2022, to December 16, 2022, by which the Borrowers are required to provide to the Agent one or more non-binding indications of interest from one or more potential counterparties to one or more Refinancing Transactions, as defined in the Ninth Amendment. If Borrowers do not provide to the Agent one or more non-binding indications of interest by December 16, 2022, then the Borrowers and their financial advisor are required to convene a meeting on December 19, 2022, with the Agent and Lenders to inform the Lenders of the amendments and revisions to the Repayment Plan, as defined in the Ninth Amendment (the “Plan Amendments”), which Plan Amendments: (i) must provide for repayment of the Loans by the Repayment Date, as defined in the Ninth Amendment, and (ii) otherwise be acceptable to the Agent and Majority Lenders in their discretion.

This summary of the Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Letter Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

EXHIBIT INDEX

Exhibit No.	Description
10.1
Letter Agreement, dated as of December 9, 2022, by and between the financial institutions signatory thereto, Citizens Bank, National Association, as Administrative Agent for the Lenders, and Unique Fabricating NA, Inc. and Unique-Intasco Canada, Inc.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Date: December 13, 2022	By:	/s/ Brian P. Loftus
Brian P. Loftus
Chief Financial Officer